                                                                    EXHIBIT 99.7



                        LOEWEN GROUP INTERNATIONAL, INC.

                                    FORM OF

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE


          7.20% SERIES 6 SENIOR GUARANTEED NOTES (REGISTERED) DUE 2003

                          FOR ANY AND ALL OUTSTANDING

                7.20% SERIES 6 SENIOR GUARANTEED NOTES DUE 2003


                                      AND


          7.60% SERIES 7 SENIOR GUARANTEED NOTES (REGISTERED) DUE 2008

                          FOR ANY AND ALL OUTSTANDING

                7.60% SERIES 7 SENIOR GUARANTEED NOTES DUE 2008


                                 GUARANTEED BY

                             THE LOEWEN GROUP INC.

                  THE EXCHANGE OFFER WILL EXPIRE AT 3:00 P.M.,
                   NEW YORK TIME ON _________________ , 1998
                            (THE "EXPIRATION DATE")
              UNLESS EXTENDED BY LOEWEN GROUP INTERNATIONAL, INC.
                                EXCHANGE AGENT:

                      STATE STREET BANK AND TRUST COMPANY


   BY HAND, OR OVERNIGHT COURIER:                  BY REGISTERED OR CERTIFIED MAIL:                    BY FACSIMILE:
 State Street Bank and Trust Company             State Street Bank and Trust Company               (617) 664 - 5290
   Corporate Trust Department                      Corporate Trust Department                (For Eligible Institutions Only)
     Two International Place,                             P.O. Box 778                            Confirm by Telephone:
          4th Floor                                   Boston, MA 02102-0078                         (617) 664 - 5587
       Boston, MA 02110                                Attn: Kellie Mullen
      Attn: Kellie Mullen

          DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                               -----------------

          PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

          THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

                               -----------------

     A.  ACKNOWLEDGMENTS, REPRESENTATIONS AND GENERAL INFORMATION

          The undersigned acknowledges receipt of the Prospectus dated _________, 1998 (the "Prospectus") of Loewen Group International, Inc. ("LGII") and The Loewen Group Inc. ("Loewen") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes LGII's offer (the "Exchange Offer") to exchange its (i) $200,000,000 7.20% Series 6 Senior Guaranteed Notes (Registered) due 2003 (the "Series 6 Exchange Notes") for a like principal amount of its issued and outstanding 7.20% Series 6 Senior Guaranteed Notes due 2003 (the "Series 6 Outstanding Notes"), and (ii) $250,000,000 7.60% Series 7 Senior Guaranteed Notes (Registered) due 2008 (the "Series 7 Exchange Notes") for a like principal amount of its issued and outstanding 7.60% Series 7 Senior Guaranteed Notes due 2008 (the "Series 7 Outstanding Notes"). The terms of the Series 6 Exchange Notes and the Series 7 Exchange Notes (collectively, the "Exchange Notes") are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Series 6 Outstanding Notes and the Series 7 Outstanding Notes (collectively, the "Outstanding Notes") for which they may be exchanged pursuant to the Exchange Offer, except that the offering of the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, the Exchange Notes will not bear legends restricting the transfer thereof and will not provide for certain registration rights.

          The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to LGII the principal amount of Outstanding Notes as set forth in Section B below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, LGII all right(s), title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, LGII will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or LGII to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the Depository Trust Company ("DTC").

          The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by LGII), as more particularly set forth in the Prospectus, LGII may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

          The offer is not conditioned upon any minimum number of Outstanding Notes being tendered.

          Pursuant to this Letter of Transmittal, each holder of Outstanding Notes will represent to LGII that (i) the Exchange Notes to be acquired in the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such holder,
(ii) neither the holder of the Outstanding Notes nor any such other person is engaged in, intends to participate in or has an arrangement or understanding with any person to participate in, the distribution of such Exchange Notes and
(iii) neither the holder nor any such other person is an "affiliate" of LGII or Loewen within the meaning of Rule 405 under the Securities Act. A tendering holder that is a broker-dealer may participate in the Exchange Offer provided that (i) such broker-dealer will receive Exchange Notes for its own account in exchange for Outstanding Notes as a result of market-making activities or other trading activities and (ii) such broker-dealer will acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer. Additionally, by acknowledging that such broker-dealer will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          The enclosed Instruction by Owner to Registered Holder and/or Book-Entry Transfer Participant contains an authorization by the beneficial owners of the Outstanding Notes for you to make the foregoing representations.

          LGII will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Outstanding Notes pursuant to the Offer. LGII will pay or cause to be paid any transfer taxes payable on the transfer of Outstanding Notes to it, except as otherwise provided in Instruction 5 of the enclosed Letter of Transmittal.

          NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU, THE AGENT OF LOEWEN GROUP INTERNATIONAL, INC. OR STATE STREET BANK AND TRUST COMPANY OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THE BEHALF OF LGII IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

          Additional copies of the enclosed material may be obtained from the Exchange Agent.

          All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

          Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

          This Letter of Transmittal is to be used if either the certificates for Outstanding Notes are to be forwarded herewith or the delivery of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

          Unless the context requires otherwise, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered on the books of LGII or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

          Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Outstanding Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures"

     B.  OUTSTANDING NOTES TO BE TENDERED

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.


                        DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH
---------------------------------------------------------------------------------------------------

                                                                  Aggregate
                                                                  Principal
                                                                  Amount           Principal
Names(s) and Address(es) of Registered          Certificate       Represented      Amount
 Holder (s) (Please fill in)                    Number(s)*        by Notes*        Tendered**



                                                                        $                 $
-------------------------------------------------------------   ----------------    ----------------
                                             ----------------   ----------------    ----------------

                                             ----------------   ----------------    ----------------

                                             ----------------   ----------------    ----------------

                                             ----------------   ----------------    ----------------

                                             ----------------   ----------------    ----------------

                                             ----------------   ----------------    ----------------


                                                Total           $                   $
                                                                 ===============     ===============
----------------------------------------------------------------------------------------------------

*   Need not be completed by book-entry holders.
**  Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by Outstanding Notes.  See Instruction 2.
===================================================================================================

     C.  METHOD OF DELIVERY

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:


[ ]  Name of Tendering Institution:
                                   --------------------------------------------
     The Depository Trust Company
     Account Number:
                                   --------------------------------------------
     Transaction Code Number:
                                   --------------------------------------------
[ ]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED
     PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s):
                                   --------------------------------------------
     Name of Eligible Institution that
     Guaranteed Delivery:
                                   --------------------------------------------
     IF DELIVERED BY BOOK-ENTRY TRANSFER:

     Account Number:
                    -----------------------------------------------------------
[ ]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
     ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
             ------------------------------------------------------------------
     Address:
             ------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

     D.  SIGNATURES

                         TENDERING HOLDER(S) SIGN HERE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Dated:            , 199_
      ------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Outstanding Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the Outstanding Notes are held of record by DTC, the person in whose name such Outstanding Notes are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                       ---------------------------------------------------------
Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------
Tax Identification No.:
                       ---------------------------------------------------------


                           GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED--SEE INSTRUCTION 3)

Authorized Signature:
                     ----------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:
      -------------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------
Name of Firm:
             ------------------------------------------------------------------
Area Code and Telephone No.:
                             --------------------------------------------------
Dated:             , 199_

     E.  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Outstanding Notes or confirmation of any book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC") of Outstanding Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO LGII OR LOEWEN. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

          Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made through an Eligible Institution (as defined therein); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the tendering holder, the registered number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within (3) three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) all tendered Outstanding Notes (or a confirmation of any book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

          Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their outstanding Notes according to the guaranteed delivery procedures set forth above.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

     2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Outstanding Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

          Tenders of Outstanding Notes pursuant to the Exchange Offer are irrevocable, except that Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 3:00 p.m., New York Time, on the Expiration Date. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes), and (where certificates for Outstanding Notes have been transmitted) specify the name in which such Outstanding Notes were registered, if different from that of the withdrawing holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" at any time on or prior to the Expiration Date.

     3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

          If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

          When this Letter of Transmittal is signed by the registered holder or holders of Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

          If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to LGII and duly executed by the registered holder, exactly as the name or names of the registered holder or holders appear(s) on the Outstanding Notes.

          If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by LGII, proper evidence satisfactory to LGII of their authority so to act must be submitted.

          Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

          Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Outstanding Notes are tendered: (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of any Eligible Institution. See Instruction 4 below.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable spaces, the name and address to which the Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TRANSFER TAXES. LGII will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to LGII pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith with the Letter of Transmittal the amount of such transfer taxes will be billed directly to such tendering holder.

          Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

     6. WAIVER OF CONDITIONS. LGII reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any holder whose Outstanding Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the front page of this Letter of Transmittal. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Martin Carsky at The Loewen Group Inc., 4126 Norland Avenue, Burnaby, British Columbia, Canada V5G 3S8; telephone 604-299-9321; facsimile: 604-473-7330.

     9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by LGII, whose determination will be final and binding. LGII reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of LGII's counsel, be unlawful. LGII also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of LGII, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. LGII's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as LGII shall determine. Although LGII intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither LGII, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.


   SPECIAL ISSUANCE INSTRUCTIONS                          SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 1, 3, and 4 herein)                  (See Instruction 1, 3, and 4 herein)

    To be completed ONLY if certificates for               To be completed ONLY if certificates for
Outstanding Notes in a principal amount               Outstanding Notes in a principal amount
not tendered are to be issued in the                  not tendered are not accepted for purchase
name of, or the Exchange Notes issued                 or the Exchange Notes issued pursuant to
pursuant to the Exchange Offer are to be              the Exchange Offer are to be sent to
issued to the order of, someone other                 someone other than the person or persons
than the person or persons whose                      whose signature(s) appear(s) within this
signature(s) appear(s) within this                    Letter of Transmittal or issued to an
Letter of Transmittal or issued to an                 address different from that shown in the
address different from that shown in the              box entitled "Description of Outstanding
box entitled "Description of Outstanding              Notes Tendered Herewith" within this
Notes Tendered Herewith" within this                  Letter of Transmittal.
Letter of Transmittal, or if Outstanding
Notes tendered by book-entry transfer
that are not accepted for purchase are
to be credited to an account maintained
at DTC.



Name                                                    Name
     --------------------------------------------             ----------------------------------------------
             (Please Print)                                                  (Please Print)

Address                                                  Address
       ------------------------------------------                -------------------------------------------
             (Please Print)                                           (Please Print)

-------------------------------------------------        ---------------------------------------------------
                                  (Zip Code)                                                     (Zip Code)

-------------------------------------------------        ---------------------------------------------------
Taxpayer Identification or Social Security Number         Taxpayer Identification or Social Security  Number


                            -----------------------

          IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 3:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                            -----------------------